EXHIBIT 23.1

                 [MERDINGER, FRUCHTER, ROSEN & CORSO PC LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS'

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 31, 2002, relating to the financial statements of Fenton Graham Marketing, Inc. We also consent to the reference to our firm under the caption 'Experts' in the Prospectus.




				/s/ MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                Certified Public Accountants


New York, New York
May 10, 2002


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